Provisions (Tables)	12 Months Ended
Sep. 30, 2021
Provisions [abstract]
Disclosure of movement in provisions

	Restructuring[1,4]	Decommissioning liabilities[2]	Others[3]	Total
	$	$	$	$
As at September 30, 2020	115,272	26,561	57,687	199,520
Additional provisions	1,008	2,239	52,728	55,975
Utilized amounts	(93,340)	(2,677)	(50,880)	(146,897)
Reversals of unused amounts	—	(437)	(11,958)	(12,395)
Discount rate adjustment and imputed interest	—	117	—	117
Foreign currency translation adjustment	(3,292)	(951)	(1,952)	(6,195)
As at September 30, 2021	19,648	24,852	45,625	90,125
Current portion	19,289	4,466	39,794	63,549
Non-current portion	359	20,386	5,831	26,576
[1]    See Note 26d), Investments in subsidiaries.
2    As at September 30, 2021, the decommissioning liabilities were based on the expected cash flows of $25,491,000 and were discounted at a weighted average rate of 0.57%. The timing of settlements of these obligations ranges between one and twelve years as at September 30, 2021. The reversals of unused amounts are mostly due to favourable settlements.
3    As at September 30, 2021, others included onerous revenue-generating contracts, litigation and claims and onerous supplier contracts.
[4]     During the year ended September 30, 2020, the Company recorded $155,411,000 of restructuring costs related to announced restructuring plans. This amount included restructuring costs for terminations of employment of $144,202,000, accounted for in restructuring provisions, impairment of PP&E of $1,035,000 (Notes 6 and 24), impairment of right-of-use assets of $5,092,000 (Note 24), as well as other restructuring costs of $5,082,000.